Exhibit 99.2

First Quarter

Financial Supplement

March 31, 2013

METLIFE, INC.

NOTE TO FINANCIAL SUPPLEMENT

This Quarterly Financial Supplement (“QFS”) includes certain operating and statistical measures, such as sales and product spreads, among others, to provide supplemental data regarding the performance of our current business. Operating earnings is the measure of segment profit or loss we use to evaluate segment performance and allocate resources. Consistent with accounting principles generally accepted in the United States of America (“GAAP”) accounting guidance for segment reporting, operating earnings is our measure of segment performance. Operating earnings is also a measure by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.

Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.

Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife, Inc. (“Divested businesses”). Operating revenues also excludes net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”). Operating expenses also excludes goodwill impairments.

The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

•

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity guaranteed minimum income benefits (“GMIB”) fees (“GMIB fees”);

•

Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Joint venture adjustments”), (iv) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), and (v) excludes certain amounts related to securitization entities that are variable interest entities (“VIEs”) consolidated under GAAP (“Securitization entities income”); and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.
The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:
•

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets (“Inflation adjustments and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•

Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

•

Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;

•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•

Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”), and (iii) acquisition and integration costs.

Operating earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

We believe the presentation of operating earnings and operating earnings available to common shareholders as we measure it for management purposes enhances the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share, book value per common share, excluding accumulated other comprehensive income (loss) (“AOCI”), and book value per diluted common share, excluding AOCI, should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues, GAAP expenses, income (loss) from continuing operations, net of income tax, net income (loss) available to MetLife, Inc.’s common shareholders, net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, book value per common share and book value per diluted common share, respectively. Reconciliations of these measures to the most directly comparable GAAP measures are included in this QFS, including in the Appendix on page A-1, and in our earnings press release dated May 1, 2013, for the three months ended March 31, 2013, which is available at www.metlife.com.

	METLIFE, INC. CORPORATE OVERVIEW
		For the Three Months Ended
	Unaudited (In millions, except per share data)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013

	Operating earnings available to common shareholders	$1,464	$1,432	$1,417	$1,373	$1,635
	Preferred stock dividends	30	31	30	31	30
	Operating earnings	1,494	1,463	1,447	1,404	1,665
	Adjustments from operating earnings to income (loss) from continuing operations:
	Net investment gains (losses) (1)	(110)	(64)	22	(200)	314
	Net derivative gains (losses)	(1,978)	2,092	(718)	(1,315)	(630)
	Goodwill impairment	-	-	(1,868)	-	-
	Other adjustments to continuing operations (1)	(411)	(736)	(472)	(931)	(748)
	Provision for income tax (expense) benefit (1), (2)	871	(455)	632	1,147	394
	Income (loss) from continuing operations, net of income tax	(134)	2,300	(957)	105	995
	Income (loss) from discontinued operations, net of income tax	14	3	-	31	(3)
	Net income (loss)	(120)	2,303	(957)	136	992
	Less: Net income (loss) attributable to noncontrolling interests	24	8	(3)	9	6
	Net income (loss) attributable to MetLife, Inc.	(144)	2,295	(954)	127	986
	Less: Preferred stock dividends	30	31	30	31	30
	Net income (loss) available to MetLife, Inc.’s common shareholders	$(174)	$2,264	$(984)	$96	$956

	Operating earnings available to common shareholders per common share - diluted (3), (4)	$1.37	$1.34	$1.32	$1.25	$1.48
	Net investment gains (losses)	(0.10)	(0.06)	0.02	(0.18)	0.28
	Net derivative gains (losses)	(1.85)	1.96	(0.67)	(1.20)	(0.57)
	Goodwill impairment	-	-	(1.74)	-	-
	Other adjustments to continuing operations	(0.38)	(0.68)	(0.44)	(0.85)	(0.67)
	Provision for income tax (expense) benefit	0.81	(0.43)	0.59	1.05	0.36
	Discontinued operations, net of income tax	0.01	-	-	0.03	-
	Less: Net income (loss) attributable to noncontrolling interests	0.02	0.01	-	0.01	0.01
	Net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted (3), (4)	$(0.16)	$2.12	$(0.92)	$0.09	$0.87

	Weighted average common shares outstanding - diluted	1,070.9	1,070.0	1,071.0	1,097.5	1,103.9

	Unaudited	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013

	Book value per common share - (actual common shares outstanding) (5)	$53.37	$56.83	$58.35	$57.17	$57.03
	Book value per common share, excluding accumulated other comprehensive income (loss) - (actual common shares outstanding) (5)	$46.52	$48.60	$47.70	$46.73	$47.37

	Book value per common share - diluted - (weighted average common shares outstanding) (5)	$52.87	$56.41	$57.90	$56.87	$56.53
	Book value per common share, excluding accumulated other comprehensive income (loss) - diluted - (weighted average common shares outstanding) (5)	$46.09	$48.25	$47.32	$46.48	$46.95

		For the Three Months Ended
	Unaudited (In millions)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013

	Common shares outstanding, beginning of period	1,058.0	1,060.9	1,062.2	1,062.6	1,091.7
	Newly issued shares	2.9	1.3	0.4	29.1	2.5
	Common shares outstanding, end of period	1,060.9	1,062.2	1,062.6	1,091.7	1,094.2

	Weighted average common shares outstanding - basic	1,064.3	1,064.7	1,065.0	1,091.0	1,096.9
	Dilutive effect of stock purchase contracts underlying common equity units (3)	-	-	-	-	-
	Dilutive effect of the exercise or issuance of stock-based awards (4)	6.6	5.3	6.0	6.5	7.0
	Weighted average common shares outstanding - diluted	1,070.9	1,070.0	1,071.0	1,097.5	1,103.9
	Policyholder Trust Shares	209.7	207.5	206.2	202.3	199.4
(1)

For the three months ended March 31, 2013, a net investment gain of $11 million, an expense of $154 million and a tax benefit of $119 million related to a settlement of an acquisition tax contingency are included.

(2)	For the three months ended December 31, 2012, a deferred tax benefit of $324 million related to the conversion of the Japan branch to a subsidiary is included.
(3)

For the three months ended March 31, 2012, June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013, all shares related to the assumed issuance of shares in settlement of the applicable purchase contracts of the common equity units have been excluded from the weighted average common shares outstanding - diluted, as these assumed shares would be anti-dilutive to operating earnings available to common shareholders per common share - diluted and net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted.

(4)

For the three months ended March 31, 2012 and September 30, 2012, 6.6 million shares and 6.0 million shares, respectively, related to the assumed exercise or issuance of stock-based awards are excluded from the weighted average common shares outstanding - diluted, as to include these assumed shares would be anti-dilutive to net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted. These shares were included in the calculation of operating earnings available to common shareholders per common share - diluted.

(5)

Book value per common share, book value per common share, excluding AOCI, book value per common share - diluted and book value per common share, excluding AOCI - diluted, exclude $2,043 million of equity related to preferred stock.

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS
Unaudited (In millions)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$354,451	$366,339	$378,005	$374,266	$374,294
Equity securities available-for-sale, at estimated fair value	3,043	2,882	2,803	2,891	3,188
Fair value option and trading securities, at estimated fair value (1)	19,026	18,328	15,995	16,348	16,588
Mortgage loans:
Held-for-investment, principally at amortized cost (1)	56,641	57,201	57,884	56,592	55,343
Held-for-sale, principally at estimated fair value (2)	11,947	1,740	1,286	414	271
Mortgage loans, net	68,588	58,941	59,170	57,006	55,614
Policy loans	11,896	11,912	11,949	11,884	11,781
Real estate and real estate joint ventures	8,472	8,477	8,749	9,918	9,998
Other limited partnership interests	6,487	6,726	6,730	6,688	7,087
Short-term investments, principally at estimated fair value	11,801	18,526	14,678	16,906	13,653
Other invested assets, principally at estimated fair value	20,172	24,288	23,477	21,145	20,269
Total investments	503,936	516,419	521,556	517,052	512,472
Cash and cash equivalents, principally at estimated fair value (1)	18,667	16,035	16,950	15,738	9,983
Accrued investment income	4,612	4,404	4,716	4,374	4,555
Premiums, reinsurance and other receivables	23,759	23,974	22,939	21,634	23,052
Deferred policy acquisition costs and value of business acquired	25,105	24,505	24,604	24,761	24,645
Goodwill	11,903	11,823	10,024	9,953	9,696
Other assets	9,647	7,711	8,123	7,876	8,062
Separate account assets	221,975	220,317	237,373	235,393	249,220
Total assets	$819,604	$825,188	$846,285	$836,781	$841,685

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$184,141	$188,509	$191,068	$192,351	$190,054
Policyholder account balances	220,813	225,909	226,882	225,821	224,044
Other policy-related balances	16,029	15,664	15,836	15,463	15,472
Policyholder dividends payable	761	786	817	728	713
Policyholder dividend obligation	2,700	3,369	3,909	3,828	3,599
Payables for collateral under securities loaned and other transactions	32,496	40,302	38,493	33,687	34,215
Bank deposits	10,478	6,832	6,515	6,416	-
Short-term debt	101	101	100	100	100
Long-term debt (1)	23,389	18,879	19,621	19,062	18,721
Collateral financing arrangements	4,647	4,196	4,196	4,196	4,196
Junior subordinated debt securities	3,192	3,192	3,192	3,192	3,193
Current income tax payable	239	310	451	401	231
Deferred income tax liability	6,375	8,603	9,275	8,693	8,699
Other liabilities (2)	33,144	25,395	24,007	22,492	24,260
Separate account liabilities	221,975	220,317	237,373	235,393	249,220
Total liabilities	760,480	762,364	781,735	771,823	776,717

Redeemable noncontrolling interests in partially-owned consolidated subsidiaries	114	95	152	121	96

Equity
Preferred stock, at par value	1	1	1	1	1
Common stock, at par value	11	11	11	11	11
Additional paid-in capital	26,920	26,927	26,964	28,011	28,072
Retained earnings	24,640	26,904	25,920	25,205	25,958
Treasury stock, at cost	(172)	(172)	(172)	(172)	(172)
Accumulated other comprehensive income (loss)	7,266	8,735	11,325	11,397	10,580
Total MetLife, Inc.’s stockholders’ equity	58,666	62,406	64,049	64,453	64,450
Noncontrolling interests	344	323	349	384	422
Total equity	59,010	62,729	64,398	64,837	64,872
Total liabilities and equity	$819,604	$825,188	$846,285	$836,781	$841,685

(1)     At March 31, 2012, June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013, $3,116 million, $3,023 million, $2,935 million, $2,717 million and $2,443 million, respectively, of assets and $2,916 million, $2,821 million, $2,733 million, $2,527 million and $2,268 million, respectively, of liabilities related to certain securitization entities that are required to be consolidated under GAAP are included. See Pages 25 and 26, note 3 for the amounts by asset category.

(2)     At March 31, 2012, June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013, $8,283 million, $259 million, $0, $0 and $0, respectively, of assets and $8,252 million, $257 million, $0, $0 and $0, respectively, of liabilities are included related to securitized reverse residential mortgage loans which have been sold, but do not qualify for de-recognition.

METLIFE, INC. CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	Unaudited (In millions)	For the Three Months Ended
		March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013

	OPERATING REVENUES
	Premiums	$9,107	$9,139	$9,080	$10,585	$9,151
	Universal life and investment-type product policy fees	2,009	1,999	2,048	2,156	2,211
	Net investment income	5,077	5,172	5,048	5,175	5,132
	Other revenues	452	426	435	443	481
	Total operating revenues	16,645	16,736	16,611	18,359	16,975

	OPERATING EXPENSES
	Policyholder benefits and claims and policyholder dividends	8,939	9,132	8,995	10,704	9,106
	Interest credited to policyholder account balances	1,539	1,525	1,589	1,589	1,554
	Capitalization of DAC	(1,362)	(1,313)	(1,301)	(1,308)	(1,256)
	Amortization of DAC and VOBA	1,018	1,162	1,051	946	1,016
	Amortization of negative VOBA	(137)	(164)	(155)	(99)	(131)
	Interest expense on debt	315	297	286	292	288
	Other expenses	4,243	4,051	4,120	4,266	4,087
	Total operating expenses	14,555	14,690	14,585	16,390	14,664

	Operating earnings before provision for income tax	2,090	2,046	2,026	1,969	2,311
	Provision for income tax expense (benefit)	596	583	579	565	646
	Operating earnings	1,494	1,463	1,447	1,404	1,665
	Preferred stock dividends	30	31	30	31	30
	OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,464	$1,432	$1,417	$1,373	$1,635

	Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
	Operating earnings	$1,494	$1,463	$1,447	$1,404	$1,665
	Adjustments from operating earnings to income (loss) from continuing operations:
	Net investment gains (losses) (1)	(110)	(64)	22	(200)	314
	Net derivative gains (losses)	(1,978)	2,092	(718)	(1,315)	(630)
	Premiums	22	22	16	4	-
	Universal life and investment-type product policy fees	69	98	83	94	80
	Net investment income	1,123	(453)	469	373	945
	Other revenues	145	(33)	20	18	(1)
	Policyholder benefits and claims and policyholder dividends	(508)	(131)	(303)	(644)	(602)
	Interest credited to policyholder account balances	(1,018)	503	(513)	(459)	(1,036)
	Capitalization of DAC	2	2	1	-	-
	Amortization of DAC and VOBA	304	(317)	43	(52)	192
	Amortization of negative VOBA	18	17	15	17	15
	Interest expense on debt	(43)	(45)	(40)	(38)	(33)
	Other expenses (1)	(525)	(399)	(263)	(244)	(308)
	Goodwill impairment	-	-	(1,868)	-	-
	Provision for income tax (expense) benefit (1), (2)	871	(455)	632	1,147	394
	Income (loss) from continuing operations, net of income tax	(134)	2,300	(957)	105	995
	Income (loss) from discontinued operations, net of income tax	14	3	-	31	(3)
	Net income (loss)	(120)	2,303	(957)	136	992
	Less: Net income (loss) attributable to noncontrolling interests	24	8	(3)	9	6
	Net income (loss) attributable to MetLife, Inc.	(144)	2,295	(954)	127	986
	Less: Preferred stock dividends	30	31	30	31	30
	Net income (loss) available to MetLife, Inc.’s common shareholders	$(174)	$2,264	$(984)	$96	$956

	Total Operating Premiums, Fees and Other Revenues	$11,568	$11,564	$11,563	$13,184	$11,843

(1)

For the three months ended March 31, 2013, a net investment gain of $11 million, an expense of $154 million and a tax benefit of $119 million related to a settlement of an acquisition tax contingency are included.

(2)	For the three months ended December 31, 2012, a deferred tax benefit of $324 million related to the conversion of the Japan branch to a subsidiary is included.

METLIFE, INC. CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
Unaudited (In millions)	For the Three Months Ended March 31, 2013
	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$9,151	$6,560	$1,998	$567	$26
Universal life and investment-type product policy fees	2,211	1,640	444	91	36
Net investment income	5,132	4,126	732	128	146
Other revenues	481	428	13	27	13
Total operating revenues	16,975	12,754	3,187	813	221

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	9,106	7,445	1,415	237	9
Interest credited to policyholder account balances	1,554	1,065	442	35	12
Capitalization of DAC	(1,256)	(529)	(546)	(177)	(4)
Amortization of DAC and VOBA	1,016	450	401	165	-
Amortization of negative VOBA	(131)	(1)	(113)	(17)	-
Interest expense on debt	288	1	-	1	286
Other expenses	4,087	2,381	1,094	448	164
Total operating expenses	14,664	10,812	2,693	692	467

Operating earnings before provision for income tax	2,311	1,942	494	121	(246)
Provision for income tax expense (benefit)	646	644	161	34	(193)
Operating earnings	1,665	1,298	333	87	(53)
Preferred stock dividends	30	-	-	-	30
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,635	$1,298	$333	$87	$(83)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,665	$1,298	$333	$87	$(53)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses) (1)	314	112	128	16	58
Net derivative gains (losses)	(630)	(171)	(552)	(6)	99
Premiums	-	-	-	-	-
Universal life and investment-type product policy fees	80	81	1	(2)	-
Net investment income	945	(126)	638	393	40
Other revenues	(1)	-	-	-	(1)
Policyholder benefits and claims and policyholder dividends	(602)	(458)	(144)	-	-
Interest credited to policyholder account balances	(1,036)	(13)	(639)	(384)	-
Capitalization of DAC	-	-	-	-	-
Amortization of DAC and VOBA	192	178	10	4	-
Amortization of negative VOBA	15	-	15	-	-
Interest expense on debt	(33)	-	-	-	(33)
Other expenses (1)	(308)	1	(150)	(3)	(156)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit (1)	394	138	283	(22)	(5)
Income (loss) from continuing operations, net of income tax	995	1,040	(77)	83	(51)
Income (loss) from discontinued operations, net of income tax	(3)	-	(3)	-	-
Net income (loss)	992	1,040	(80)	83	(51)
Less: Net income (loss) attributable to noncontrolling interests	6	-	4	2	-
Net income (loss) attributable to MetLife, Inc.	986	1,040	(84)	81	(51)
Less: Preferred stock dividends	30	-	-	-	30
Net income (loss) available to MetLife, Inc.’s common shareholders	$956	$1,040	$(84)	$81	$(81)

Total Operating Premiums, Fees and Other Revenues	$11,843	$8,628	$2,455	$685	$75

(1) Consolidated Asia results include a net investment gain of $11 million, an expense of $154 million and a tax benefit of $119 million related to a settlement of an acquisition tax contingency.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended March 31, 2012
Unaudited (In millions)	Consolidated	Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$9,107	$6,402	$2,039	$652	$14
Universal life and investment-type product policy fees	2,009	1,527	362	80	40
Net investment income	5,077	4,047	681	157	192
Other revenues	452	386	16	36	14
Total operating revenues	16,645	12,362	3,098	925	260

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	8,939	7,225	1,360	343	11
Interest credited to policyholder account balances	1,539	1,077	429	33	-
Capitalization of DAC	(1,362)	(598)	(587)	(177)	-
Amortization of DAC and VOBA	1,018	499	373	146	-
Amortization of negative VOBA	(137)	(2)	(131)	(4)	-
Interest expense on debt	315	3	1	-	311
Other expenses	4,243	2,426	1,191	471	155
Total operating expenses	14,555	10,630	2,636	812	477

Operating earnings before provision for income tax	2,090	1,732	462	113	(217)
Provision for income tax expense (benefit)	596	574	161	41	(180)
Operating earnings	1,494	1,158	301	72	(37)
Preferred stock dividends	30	-	-	-	30
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,464	$1,158	$301	$72	$(67)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,494	$1,158	$301	$72	$(37)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(110)	(35)	(78)	(18)	21
Net derivative gains (losses)	(1,978)	(1,107)	(30)	29	(870)
Premiums	22	22	-	-	-
Universal life and investment-type product policy fees	69	70	(1)	-	-
Net investment income	1,123	(40)	508	458	197
Other revenues	145	-	5	-	140
Policyholder benefits and claims and policyholder dividends	(508)	(485)	(23)	-	-
Interest credited to policyholder account balances	(1,018)	(53)	(515)	(450)	-
Capitalization of DAC	2	2	-	-	-
Amortization of DAC and VOBA	304	303	1	-	-
Amortization of negative VOBA	18	1	17	-	-
Interest expense on debt	(43)	-	-	-	(43)
Other expenses	(525)	(10)	6	6	(527)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	871	466	53	(22)	374
Income (loss) from continuing operations, net of income tax	(134)	292	244	75	(745)
Income (loss) from discontinued operations, net of income tax	14	14	-	-	-
Net income (loss)	(120)	306	244	75	(745)
Less: Net income (loss) attributable to noncontrolling interests	24	-	7	17	-
Net income (loss) attributable to MetLife, Inc.	(144)	306	237	58	(745)
Less: Preferred stock dividends	30	-	-	-	30
Net income (loss) available to MetLife, Inc.’s common shareholders	$(174)	$306	$237	$58	$(775)

Total Operating Premiums, Fees and Other Revenues	$11,568	$8,315	$2,417	$768	$68

METLIFE, INC.
SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013

AMERICAS

RETAIL	$469	$408	$492	$633	$626

GROUP, VOLUNTARY & WORKSITE BENEFITS	243	267	283	167	230

CORPORATE BENEFIT FUNDING	298	318	303	305	299

LATIN AMERICA	148	135	152	148	143

AMERICAS TOTAL	$1,158	$1,128	$1,230	$1,253	$1,298

ASIA	301	279	259	198	333

EMEA	72	78	62	59	87

CORPORATE & OTHER	(67)	(53)	(134)	(137)	(83)

METLIFE, INC. CONSOLIDATED	$1,464	$1,432	$1,417	$1,373	$1,635

(1)     A reconciliation of operating earnings available to common shareholders to net income (loss) available to MetLife, Inc.’s common shareholders for each segment and Corporate & Other appears in the QFS as follows: (i) Retail, Page 9, (ii) Group, Voluntary & Worksite Benefits, Page 15, (iii) Corporate Benefit Funding, Page 18, (iv) Latin America, Page 21, (v) Asia, Page 22, (vi) EMEA, Page 23, and (vii) Corporate & Other, Page 24. A consolidated reconciliation of operating earnings available to common shareholders to net income (loss) available to MetLife, Inc.’s common shareholders appears on Page 5.

AMERICAS RETAIL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	March 31, 2012	March 31, 2013

OPERATING REVENUES
Premiums	$1,624	$1,576	$1,604	$1,728	$1,547	$1,624	$1,547
Universal life and investment-type product policy fees	1,114	1,119	1,132	1,196	1,167	1,114	1,167
Net investment income	1,911	1,894	1,930	1,935	1,961	1,911	1,961
Other revenues	209	217	221	232	243	209	243
Total operating revenues	4,858	4,806	4,887	5,091	4,918	4,858	4,918

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	2,228	2,212	2,228	2,342	2,153	2,228	2,153
Interest credited to policyholder account balances	596	590	598	591	579	596	579
Capitalization of DAC	(476)	(446)	(430)	(401)	(374)	(476)	(374)
Amortization of DAC and VOBA	404	477	438	288	331	404	331
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	1,397	1,355	1,308	1,309	1,278	1,397	1,278
Total operating expenses	4,149	4,188	4,142	4,129	3,967	4,149	3,967

Operating earnings before provision for income tax	709	618	745	962	951	709	951
Provision for income tax expense (benefit)	240	210	253	329	325	240	325
Operating earnings	469	408	492	633	626	469	626
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$469	$408	$492	$633	$626	$469	$626

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$469	$408	$492	$633	$626	$469	$626
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	67	58	53	34	73	67	73
Net derivative gains (losses)	(526)	972	191	(475)	(156)	(526)	(156)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	67	82	83	86	80	67	80
Net investment income	(84)	(94)	(105)	(112)	(119)	(84)	(119)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(393)	50	(279)	(565)	(403)	(393)	(403)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	304	(300)	47	(47)	178	304	178
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	(1,692)	-	-	-	-
Provision for income tax (expense) benefit	198	(269)	224	379	122	198	122
Income (loss) from continuing operations, net of income tax	102	907	(986)	(67)	401	102	401
Income (loss) from discontinued operations, net of income tax	10	-	-	23	-	10	-
Net income (loss)	112	907	(986)	(44)	401	112	401
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	112	907	(986)	(44)	401	112	401
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$112	$907	$(986)	$(44)	$401	$112	$401

Total Operating Premiums, Fees and Other Revenues	$2,947	$2,912	$2,957	$3,156	$2,957	$2,947	$2,957

AMERICAS RETAIL - LIFE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	March 31, 2012	March 31, 2013

OPERATING REVENUES
Premiums	$1,447	$1,476	$1,500	$1,628	$1,448	$1,447	$1,448
Universal life and investment-type product policy fees	413	410	394	422	396	413	396
Net investment income	1,151	1,144	1,181	1,190	1,204	1,151	1,204
Other revenues	124	129	133	141	144	124	144
Total operating revenues	3,135	3,159	3,208	3,381	3,192	3,135	3,192

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,940	1,980	1,979	2,157	1,926	1,940	1,926
Interest credited to policyholder account balances	216	213	217	222	215	216	215
Capitalization of DAC	(194)	(198)	(186)	(203)	(181)	(194)	(181)
Amortization of DAC and VOBA	219	219	252	280	201	219	201
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	(1)	-	-	-	-	-
Other expenses	679	675	644	674	652	679	652
Total operating expenses	2,860	2,888	2,906	3,130	2,813	2,860	2,813

Operating earnings before provision for income tax	275	271	302	251	379	275	379
Provision for income tax expense (benefit)	88	89	98	80	125	88	125
Operating earnings	187	182	204	171	254	187	254
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$187	$182	$204	$171	$254	$187	$254

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$187	$182	$204	$171	$254	$187	$254
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	37	23	21	49	24	37	24
Net derivative gains (losses)	(169)	322	(37)	(43)	(8)	(169)	(8)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	(5)	8	(3)	-	(2)	(5)	(2)
Net investment income	(24)	(32)	(39)	(41)	(49)	(24)	(49)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	11	(25)	7	(117)	(13)	11	(13)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	53	(104)	17	54	17	53	17
Income (loss) from continuing operations, net of income tax	90	374	170	73	223	90	223
Income (loss) from discontinued operations, net of income tax	9	-	-	9	-	9	-
Net income (loss)	99	374	170	82	223	99	223
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	99	374	170	82	223	99	223
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$99	$374	$170	$82	$223	$99	$223

Total Operating Premiums, Fees and Other Revenues	$1,984	$2,015	$2,027	$2,191	$1,988	$1,984	$1,988

AMERICAS RETAIL - ANNUITIES STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	March 31, 2012	March 31, 2013

OPERATING REVENUES
Premiums	$177	$100	$104	$100	$99	$177	$99
Universal life and investment-type product policy fees	701	709	738	774	771	701	771
Net investment income	760	750	749	745	757	760	757
Other revenues	85	88	88	91	99	85	99
Total operating revenues	1,723	1,647	1,679	1,710	1,726	1,723	1,726

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	288	232	249	185	227	288	227
Interest credited to policyholder account balances	380	377	381	369	364	380	364
Capitalization of DAC	(282)	(248)	(244)	(198)	(193)	(282)	(193)
Amortization of DAC and VOBA	185	258	186	8	130	185	130
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	1	-	-	-	-	-
Other expenses	718	680	664	635	626	718	626
Total operating expenses	1,289	1,300	1,236	999	1,154	1,289	1,154

Operating earnings before provision for income tax	434	347	443	711	572	434	572
Provision for income tax expense (benefit)	152	121	155	249	200	152	200
Operating earnings	282	226	288	462	372	282	372
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$282	$226	$288	$462	$372	$282	$372

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$282	$226	$288	$462	$372	$282	$372
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	30	35	32	(15)	49	30	49
Net derivative gains (losses)	(357)	650	228	(432)	(148)	(357)	(148)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	72	74	86	86	82	72	82
Net investment income	(60)	(62)	(66)	(71)	(70)	(60)	(70)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(393)	50	(279)	(565)	(403)	(393)	(403)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	293	(275)	40	70	191	293	191
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	(1,692)	-	-	-	-
Provision for income tax (expense) benefit	145	(165)	207	325	105	145	105
Income (loss) from continuing operations, net of income tax	12	533	(1,156)	(140)	178	12	178
Income (loss) from discontinued operations, net of income tax	1	-	-	14	-	1	-
Net income (loss)	13	533	(1,156)	(126)	178	13	178
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	13	533	(1,156)	(126)	178	13	178
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$13	$533	$(1,156)	$(126)	$178	$13	$178

Total Operating Premiums, Fees and Other Revenues	$963	$897	$930	$965	$969	$963	$969

AMERICAS RETAIL FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	LIFE & OTHER (1)
		For the Three Months Ended
	Unaudited (In millions)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013
	Balance, beginning of period	$82,105	$82,622	$83,063	$83,307	$83,826
	Premiums and deposits (2), (3)	2,137	2,124	2,017	2,170	1,991
	Surrenders and withdrawals	(886)	(913)	(881)	(840)	(901)
	Benefit payments	(741)	(685)	(795)	(867)	(821)

	Net Flows	510	526	341	463	269
	Net transfers from (to) separate account	28	23	30	79	46
	Interest	810	806	811	815	809
	Policy charges	(445)	(443)	(443)	(461)	(462)
	Other	(386)	(471)	(495)	(377)	(480)

	Balance, end of period	$82,622	$83,063	$83,307	$83,826	$84,008
	ANNUITIES
		For the Three Months Ended
	Unaudited (In millions)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013
	Balance, beginning of period	$53,899	$51,360	$52,226	$51,590	$51,542
	Premiums and deposits (2), (3)	1,483	1,245	1,266	1,047	1,019
	Surrenders and withdrawals	(1,346)	(905)	(861)	(1,214)	(1,023)
	Benefit payments	(400)	(391)	(390)	(422)	(405)

	Net Flows	(263)	(51)	15	(589)	(409)
	Net transfers from (to) separate account	(1,251)	(750)	(604)	(335)	(555)
	Interest	450	444	449	430	424
	Policy charges	(15)	(16)	(14)	(12)	(12)
	Other	(1,460)	1,239	(482)	458	(970)

	Balance, end of period	$51,360	$52,226	$51,590	$51,542	$50,020
SEPARATE ACCOUNT LIABILITIES
	LIFE & OTHER
		For the Three Months Ended
	Unaudited (In millions)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013
	Balance, beginning of period	$7,946	$8,641	$8,232	$8,515	$8,463
	Premiums and deposits (3)	180	174	167	178	172
	Surrenders and withdrawals	(111)	(116)	(109)	(121)	(118)
	Benefit payments	(12)	(10)	(12)	(12)	(10)

	Net Flows	57	48	46	45	44
	Investment performance	809	(304)	401	117	632
	Net transfers from (to) general account	(28)	(23)	(30)	(79)	(46)
	Policy charges	(134)	(133)	(133)	(135)	(129)
	Other	(9)	3	(1)	-	(7)

	Balance, end of period	$8,641	$8,232	$8,515	$8,463	$8,957
	ANNUITIES
		For the Three Months Ended
	Unaudited (In millions)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013
	Balance, beginning of period	$120,263	$133,462	$131,416	$139,484	$142,050
	Premiums and deposits (3)	4,232	3,870	3,836	2,961	2,964
	Surrenders and withdrawals	(2,151)	(2,103)	(2,019)	(2,177)	(2,175)
	Benefit payments	(242)	(254)	(242)	(283)	(269)

	Net Flows	1,839	1,513	1,575	501	520
	Investment performance	10,760	(3,587)	6,637	2,517	8,434
	Net transfers from (to) general account	1,251	750	604	335	555
	Policy charges	(652)	(723)	(750)	(788)	(734)
	Other	1	1	2	1	1

	Balance, end of period	$133,462	$131,416	$139,484	$142,050	$150,826

(1)	All of the retail property & casualty activity is reflected within the “Other” category.
(2)	Includes premiums and deposits directed to the General Account investment option of variable products.
(3)	Includes company sponsored internal exchanges.

AMERICAS RETAIL OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013

Direct and allocated expenses	$491	$484	$460	$500	$451
Pension and post-retirement benefit costs	57	57	57	40	60
Premium taxes, other taxes, and licenses & fees	48	46	40	33	40
Total fixed operating expenses	$596	$587	$557	$573	$551

Commissions and other variable expenses	801	768	751	736	727

Total other expenses	$1,397	$1,355	$1,308	$1,309	$1,278
SALES BY PRODUCT
	For the Three Months Ended
Unaudited (In millions)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013

Life Sales (1)
Term Life	$34	$36	$31	$33	$23
Whole Life	28	33	30	36	29
Variable Life	8	8	7	8	9
Universal Life	42	37	36	50	43
Total life sales	$112	$114	$104	$127	$104

Annuity Sales (2)
Fixed annuity sales	$435	$225	$253	$207	$213
Variable annuity sales	4,926	4,613	4,595	3,569	3,520
Total annuity sales	$5,361	$4,838	$4,848	$3,776	$3,733

Annuity Separate Account and General Account
Separate Accounts
Total variable annuity separate accounts	$3,964	$3,669	$3,655	$2,817	$2,822
General Accounts
Fixed annuity	435	225	253	207	213
Variable annuity	962	944	940	752	698
Total general accounts	1,397	1,169	1,193	959	911
Total annuity premiums and deposits	$5,361	$4,838	$4,848	$3,776	$3,733

(1)      Statistical sales information is calculated using the LIMRA International, Inc. definition of sales for core direct sales, excluding company sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance.

(2)      Statutory premiums direct and assumed, excluding company sponsored internal exchanges.

AMERICAS RETAIL SPREAD BY PRODUCT VARIABLE & UNIVERSAL LIFE (1)
	For the Three Months Ended
Unaudited	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013

Investment income yield excluding variable investment income	6.29%	6.28%	6.69%	6.37%	6.30%
Variable investment income yield	0.13%	0.17%	(0.05%)	0.62%	0.54%
Total investment income yield	6.42%	6.45%	6.64%	6.99%	6.84%
Average crediting rate	4.61%	4.52%	4.49%	4.54%	4.50%
Annualized general account spread	1.81%	1.93%	2.15%	2.45%	2.34%

Annualized general account spread excluding variable investment income yield	1.68%	1.76%	2.20%	1.83%	1.80%

DEFERRED ANNUITIES (2)
	For the Three Months Ended
Unaudited	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013

Investment income yield excluding variable investment income	6.42%	6.34%	6.29%	6.21%	6.21%
Variable investment income yield	0.06%	0.08%	0.11%	0.21%	0.13%
Total investment income yield	6.48%	6.42%	6.40%	6.42%	6.34%
Average crediting rate	3.39%	3.41%	3.43%	3.40%	3.38%
Annualized general account spread	3.09%	3.01%	2.97%	3.02%	2.96%

Annualized general account spread excluding variable investment income yield	3.03%	2.93%	2.86%	2.81%	2.83%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013

Life (3)
Operating premiums, fees and other revenues	$1,378	$1,397	$1,403	$1,544	$1,349
Life mortality as percentage of expected	91.6%	85.6%	91.3%	99.0%	92.7%

Lapse Ratio (4)
Traditional life	5.9%	6.0%	5.9%	5.8%	5.8%
Variable & universal life	5.3%	5.3%	5.1%	4.9%	4.9%
Fixed annuity	9.5%	9.8%	9.9%	9.4%	8.4%
Variable annuity	6.5%	6.2%	6.0%	6.0%	5.9%

Retail Property & Casualty
Operating premiums, fees and other revenues	$418	$421	$424	$433	$429
Combined ratio including catastrophes	91.2%	105.4%	94.6%	100.4%	94.5%
Combined ratio excluding catastrophes	87.1%	80.8%	90.6%	84.5%	88.7%

(1)  Represents the general account spread for variable & universal life, a component of Life & Other.

(2)  Represents the general account spread for deferred annuities, a component of Annuities.

(3)  Represents traditional life and variable & universal life, components of Life & Other.

(4)  Lapse ratios are calculated based on the average of the most recent 12 months of experience.

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	March 31, 2012	March 31, 2013

OPERATING REVENUES
Premiums	$3,585	$3,683	$3,753	$3,773	$3,874	$3,585	$3,874
Universal life and investment-type product policy fees	166	165	166	165	180	166	180
Net investment income	436	439	450	443	453	436	453
Other revenues	108	112	100	102	108	108	108
Total operating revenues	4,295	4,399	4,469	4,483	4,615	4,295	4,615

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	3,313	3,391	3,449	3,538	3,640	3,313	3,640
Interest credited to policyholder account balances	42	43	42	40	39	42	39
Capitalization of DAC	(31)	(33)	(38)	(36)	(33)	(31)	(33)
Amortization of DAC and VOBA	30	28	40	35	34	30	34
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	1	-	-	-	-
Other expenses	575	570	547	659	588	575	588
Total operating expenses	3,929	3,999	4,041	4,236	4,268	3,929	4,268

Operating earnings before provision for income tax	366	400	428	247	347	366	347
Provision for income tax expense (benefit)	123	133	145	80	117	123	117
Operating earnings	243	267	283	167	230	243	230
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$243	$267	$283	$167	$230	$243	$230

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$243	$267	$283	$167	$230	$243	$230
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(7)	13	5	(18)	17	(7)	17
Net derivative gains (losses)	(375)	555	(81)	(162)	(129)	(375)	(129)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(36)	(38)	(33)	(33)	(40)	(36)	(40)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	(1)	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	147	(186)	38	76	53	147	53
Income (loss) from continuing operations, net of income tax	(28)	611	212	29	131	(28)	131
Income (loss) from discontinued operations, net of income tax	-	-	-	2	-	-	-
Net income (loss)	(28)	611	212	31	131	(28)	131
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	(28)	611	212	31	131	(28)	131
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$(28)	$611	$212	$31	$131	$(28)	$131

Operating Premiums, Fees and Other Revenues
Group	$3,253	$3,345	$3,406	$3,426	$3,557	$3,253	$3,557
Voluntary & Worksite	606	615	613	614	605	606	605
Total Group, Voluntary & Worksite Benefits	$3,859	$3,960	$4,019	$4,040	$4,162	$3,859	$4,162

AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES (1)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013
Balance, beginning of period	$25,582	$25,661	$26,642	$26,922	$26,772
Premiums and deposits	4,296	4,330	4,428	4,269	4,445
Surrenders and withdrawals	(909)	(898)	(975)	(798)	(832)
Benefit payments	(2,984)	(3,017)	(3,072)	(3,110)	(3,297)

Net Flows	403	415	381	361	316
Net transfers from (to) separate account	-	(1)	-	1	-
Interest	212	209	211	218	211
Policy charges	(125)	(125)	(133)	(127)	(130)
Other	(411)	483	(179)	(603)	(725)

Balance, end of period	$25,661	$26,642	$26,922	$26,772	$26,444

SEPARATE ACCOUNT LIABILITIES

	For the Three Months Ended
Unaudited (In millions)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013
Balance, beginning of period	$478	$528	$508	$533	$532
Premiums and deposits	49	49	48	49	49
Surrenders and withdrawals	(12)	(10)	(10)	(14)	(13)
Benefit payments	(1)	(1)	(1)	(1)	(1)

Net Flows	36	38	37	34	35
Investment performance	53	(18)	28	6	37
Net transfers from (to) general account	-	1	-	(1)	-
Policy charges	(39)	(40)	(39)	(40)	(41)
Other	-	(1)	(1)	-	(1)

Balance, end of period	$528	$508	$533	$532	$562

(1) All of the group property & casualty activity is reflected within the “Other” category.

	AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS OTHER EXPENSES BY MAJOR CATEGORY
		For the Three Months Ended
	Unaudited (In millions)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013

	Direct and allocated expenses	$ 418	$ 399	$ 382	$ 417	$ 421
	Pension and post-retirement benefit costs	19	19	19	8	25
	Premium taxes, other taxes, and licenses & fees	55	60	56	56	58
	Total fixed operating expenses	$ 492	$ 478	$ 457	$ 481	$ 504

	Commissions and other variable expenses	83	92	90	178	84

	Total other expenses	$ 575	$ 570	$ 547	$ 659	$ 588

	SPREAD (1)
		For the Three Months Ended
	Unaudited	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013

	Investment income yield excluding variable investment income	5.94%	5.93%	6.01%	5.79%	5.95%
	Variable investment income yield	0.07%	0.09%	0.21%	0.37%	0.21%
	Total investment income yield	6.01%	6.02%	6.22%	6.16%	6.16%
	Average crediting rate	3.29%	3.29%	3.31%	3.31%	3.31%
	Annualized general account spread	2.72%	2.73%	2.91%	2.85%	2.85%

	Annualized general account spread excluding variable investment income yield	2.65%	2.64%	2.70%	2.48%	2.64%

	OTHER STATISTICAL INFORMATION
		For the Three Months Ended
	Unaudited (In millions, except ratios)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013

	Group Life (2)
	Operating premiums, fees and other revenues	$ 1,362	$ 1,392	$ 1,379	$ 1,370	$ 1,438
	Mortality ratio	89.1%	87.3%	88.1%	84.6%	91.3%

	Group Non-Medical Health (3)
	Operating premiums, fees and other revenues	$ 1,415	$ 1,497	$ 1,555	$ 1,560	$ 1,604
	Benefit ratio	87.5%	87.4%	88.5%	91.6%	88.9%

	Group Property & Casualty (4)
	Operating premiums, fees and other revenues	$ 343	$ 357	$ 356	$ 357	$ 345
	Combined ratio including catastrophes	92.3%	98.7%	87.8%	107.2%	92.8%
	Combined ratio excluding catastrophes	89.8%	86.6%	87.2%	91.1%	90.4%

(1)	Excludes group property & casualty.
(2)	Excludes accidental death and dismemberment (“AD&D”) and certain experience-rated contracts.
(3)	Includes dental, disability, long term care, AD&D, critical illness and vision.
(4)	Starting for the three months ended March 2013, excludes the portion of group property & casualty reported in the Latin America segment.

AMERICAS CORPORATE BENEFIT FUNDING STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	March 31, 2012	March 31, 2013

OPERATING REVENUES
Premiums	$507	$523	$450	$1,757	$464	$507	$464
Universal life and investment-type product policy fees	51	57	53	64	68	51	68
Net investment income	1,401	1,431	1,421	1,450	1,435	1,401	1,435
Other revenues	64	65	64	66	73	64	73
Total operating revenues	2,023	2,076	1,988	3,337	2,040	2,023	2,040

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,092	1,131	1,070	2,411	1,098	1,092	1,098
Interest credited to policyholder account balances	339	338	339	342	343	339	343
Capitalization of DAC	(7)	(8)	(13)	(1)	(17)	(7)	(17)
Amortization of DAC and VOBA	10	4	4	4	11	10	11
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	2	2	2	2	2	2	2
Other expenses	128	120	120	110	143	128	143
Total operating expenses	1,564	1,587	1,522	2,868	1,580	1,564	1,580

Operating earnings before provision for income tax	459	489	466	469	460	459	460
Provision for income tax expense (benefit)	161	171	163	164	161	161	161
Operating earnings	298	318	303	305	299	298	299
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$298	$318	$303	$305	$299	$298	$299

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$298	$318	$303	$305	$299	$298	$299
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(98)	144	(25)	86	22	(98)	22
Net derivative gains (losses)	(243)	288	(194)	(8)	105	(243)	105
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	29	10	16	7	25	29	25
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(6)	(16)	(12)	4	8	(6)	8
Interest credited to policyholder account balances	(2)	(1)	(5)	(5)	(2)	(2)	(2)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	(2)	2	1	-	1
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	111	(148)	78	(30)	(56)	111	(56)
Income (loss) from continuing operations, net of income tax	89	595	159	361	402	89	402
Income (loss) from discontinued operations, net of income tax	4	3	-	4	-	4	-
Net income (loss)	93	598	159	365	402	93	402
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	1	-	-	-
Net income (loss) attributable to MetLife, Inc.	93	598	159	364	402	93	402
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$93	$598	$159	$364	$402	$93	$402

Total Operating Premiums, Fees and Other Revenues	$622	$645	$567	$1,887	$605	$622	$605

AMERICAS CORPORATE BENEFIT FUNDING

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013
Balance, beginning of period	$106,024	$108,339	$114,430	$116,659	$116,910
Premiums and deposits	17,655	19,383	12,906	10,469	14,790
Surrenders and withdrawals	(14,745)	(14,885)	(12,028)	(9,666)	(11,765)
Benefit payments	(838)	(850)	(899)	(902)	(876)

Net Flows	2,072	3,648	(21)	(99)	2,149
Net transfers from (to) separate account	(5)	(11)	(11)	(11)	5
Interest	1,021	1,059	1,041	1,048	1,036
Policy charges	(21)	(31)	(34)	(18)	(29)
Other	(752)	1,426	1,254	(669)	(884)

Balance, end of period	$108,339	$114,430	$116,659	$116,910	$119,187

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013
Balance, beginning of period	$64,851	$68,635	$69,704	$76,905	$71,875
Premiums and deposits	2,383	1,546	2,494	2,268	1,868
Surrenders and withdrawals	(1,311)	(1,198)	(757)	(2,699)	(1,414)
Benefit payments	(16)	(17)	(21)	(13)	(19)

Net Flows	1,056	331	1,716	(444)	435
Investment performance	1,115	1,077	1,466	364	697
Net transfers from (to) general account	5	11	11	11	(5)
Policy charges	(84)	(81)	(78)	(75)	(86)
Other	1,692	(269)	4,086	(4,886)	2,819

Balance, end of period	$68,635	$69,704	$76,905	$71,875	$75,735

AMERICAS CORPORATE BENEFIT FUNDING

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013

Direct and allocated expenses	$76	$61	$63	$73	$69
Pension and post-retirement benefit costs	11	11	11	5	14
Premium taxes, other taxes, and licenses & fees	3	5	5	(1)	3
Total fixed operating expenses	$90	$77	$79	$77	$86

Commissions and other variable expenses	38	43	41	33	57

Total other expenses	$128	$120	$120	$110	$143
SPREAD
	For the Three Months Ended
Unaudited	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013

Investment income yield excluding variable investment income	5.13%	4.95%	4.83%	4.72%	4.68%
Variable investment income yield	0.22%	0.32%	0.24%	0.38%	0.28%
Total investment income yield	5.35%	5.27%	5.07%	5.10%	4.96%
Average crediting rate	3.87%	3.72%	3.64%	3.59%	3.53%
Annualized general account spread	1.48%	1.55%	1.43%	1.51%	1.43%

Annualized general account spread excluding variable investment income yield	1.26%	1.23%	1.19%	1.13%	1.15%

AMERICAS LATIN AMERICA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	March 31, 2012	March 31, 2013

OPERATING REVENUES
Premiums	$686	$652	$610	$630	$675	$686	$675
Universal life and investment-type product policy fees	196	196	189	204	225	196	225
Net investment income	299	283	299	317	277	299	277
Other revenues	5	3	3	5	4	5	4
Total operating revenues	1,186	1,134	1,101	1,156	1,181	1,186	1,181

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	592	568	507	564	554	592	554
Interest credited to policyholder account balances	100	90	99	104	104	100	104
Capitalization of DAC	(84)	(71)	(83)	(115)	(105)	(84)	(105)
Amortization of DAC and VOBA	55	54	42	73	74	55	74
Amortization of negative VOBA	(2)	(1)	(1)	(1)	(1)	(2)	(1)
Interest expense on debt	1	-	(4)	2	(1)	1	(1)
Other expenses	326	323	353	373	372	326	372
Total operating expenses	988	963	913	1,000	997	988	997

Operating earnings before provision for income tax	198	171	188	156	184	198	184
Provision for income tax expense (benefit)	50	36	36	8	41	50	41
Operating earnings	148	135	152	148	143	148	143
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$148	$135	$152	$148	$143	$148	$143

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$148	$135	$152	$148	$143	$148	$143
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	3	(13)	(2)	10	-	3	-
Net derivative gains (losses)	37	(14)	19	(4)	9	37	9
Premiums	22	22	16	4	-	22	-
Universal life and investment-type product policy fees	3	4	1	3	1	3	1
Net investment income	51	26	45	34	8	51	8
Other revenues	-	1	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(86)	(144)	26	(37)	(63)	(86)	(63)
Interest credited to policyholder account balances	(51)	(25)	(37)	(38)	(11)	(51)	(11)
Capitalization of DAC	2	2	1	-	-	2	-
Amortization of DAC and VOBA	(1)	(2)	-	(1)	-	(1)	-
Amortization of negative VOBA	1	1	-	-	-	1	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(10)	(13)	(8)	(5)	-	(10)	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	10	38	(12)	17	19	10	19
Income (loss) from continuing operations, net of income tax	129	18	201	131	106	129	106
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	129	18	201	131	106	129	106
Less: Net income (loss) attributable to noncontrolling interests	-	1	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	129	17	201	131	106	129	106
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$129	$17	$201	$131	$106	$129	$106

Total Operating Premiums, Fees and Other Revenues	$887	$851	$802	$839	$904	$887	$904

ASIA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	March 31, 2012	March 31, 2013

OPERATING REVENUES
Premiums	$2,039	$2,064	$2,112	$2,129	$1,998	$2,039	$1,998
Universal life and investment-type product policy fees	362	352	388	389	444	362	444
Net investment income	681	760	709	745	732	681	732
Other revenues	16	(3)	4	9	13	16	13
Total operating revenues	3,098	3,173	3,213	3,272	3,187	3,098	3,187

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,360	1,435	1,455	1,569	1,415	1,360	1,415
Interest credited to policyholder account balances	429	426	468	461	442	429	442
Capitalization of DAC	(587)	(555)	(579)	(567)	(546)	(587)	(546)
Amortization of DAC and VOBA	373	419	396	375	401	373	401
Amortization of negative VOBA	(131)	(128)	(128)	(69)	(113)	(131)	(113)
Interest expense on debt	1	4	-	-	-	1	-
Other expenses	1,191	1,153	1,206	1,188	1,094	1,191	1,094
Total operating expenses	2,636	2,754	2,818	2,957	2,693	2,636	2,693

Operating earnings before provision for income tax	462	419	395	315	494	462	494
Provision for income tax expense (benefit)	161	140	136	117	161	161	161
Operating earnings	301	279	259	198	333	301	333
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$301	$279	$259	$198	$333	$301	$333

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$301	$279	$259	$198	$333	$301	$333
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses) (1)	(78)	(43)	(47)	(174)	128	(78)	128
Net derivative gains (losses)	(30)	50	(31)	(159)	(552)	(30)	(552)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	(1)	(1)	(2)	4	1	(1)	1
Net investment income	508	(357)	135	240	638	508	638
Other revenues	5	6	7	5	-	5	-
Policyholder benefits and claims and policyholder dividends	(23)	(21)	(38)	(45)	(144)	(23)	(144)
Interest credited to policyholder account balances	(515)	352	(134)	(242)	(639)	(515)	(639)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	1	1	(2)	(4)	10	1	10
Amortization of negative VOBA	17	16	15	17	15	17	15
Interest expense on debt	-	-	-	-	-	-	-
Other expenses (1)	6	10	4	4	(150)	6	(150)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit (1), (2)	53	(21)	27	424	283	53	283
Income (loss) from continuing operations, net of income tax	244	271	193	268	(77)	244	(77)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	(3)	-	(3)
Net income (loss)	244	271	193	268	(80)	244	(80)
Less: Net income (loss) attributable to noncontrolling interests	7	10	8	1	4	7	4
Net income (loss) attributable to MetLife, Inc.	237	261	185	267	(84)	237	(84)
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$237	$261	$185	$267	$(84)	$237	$(84)

Total Operating Premiums, Fees and Other Revenues	$2,417	$2,413	$2,504	$2,527	$2,455	$2,417	$2,455

(1)     For the three months ended March 31, 2013, a net investment gain of $11 million, an expense of $154 million and a tax benefit of $119 million related to a settlement of an acquisition tax contingency are included.

(2) For the three months ended December 31, 2012, a deferred tax benefit of $324 million related to the conversion of the Japan branch to a subsidiary is included.

EMEA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	March 31, 2012	March 31, 2013

OPERATING REVENUES
Premiums	$652	$627	$536	$555	$567	$652	$567
Universal life and investment-type product policy fees	80	71	82	100	91	80	91
Net investment income	157	127	122	129	128	157	128
Other revenues	36	27	35	23	27	36	27
Total operating revenues	925	852	775	807	813	925	813

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	343	343	255	255	237	343	237
Interest credited to policyholder account balances	33	26	32	35	35	33	35
Capitalization of DAC	(177)	(200)	(158)	(188)	(177)	(177)	(177)
Amortization of DAC and VOBA	146	180	130	170	165	146	165
Amortization of negative VOBA	(4)	(35)	(26)	(29)	(17)	(4)	(17)
Interest expense on debt	-	1	2	(2)	1	-	1
Other expenses	471	422	440	477	448	471	448
Total operating expenses	812	737	675	718	692	812	692

Operating earnings before provision for income tax	113	115	100	89	121	113	121
Provision for income tax expense (benefit)	41	37	38	30	34	41	34
Operating earnings	72	78	62	59	87	72	87
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$72	$78	$62	$59	$87	$72	$87

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$72	$78	$62	$59	$87	$72	$87
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(18)	(18)	73	(6)	16	(18)	16
Net derivative gains (losses)	29	14	13	5	(6)	29	(6)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	13	1	1	(2)	-	(2)
Net investment income	458	(178)	348	185	393	458	393
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	(450)	177	(337)	(174)	(384)	(450)	(384)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	(16)	(2)	-	4	-	4
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	6	(20)	(22)	(12)	(3)	6	(3)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(22)	36	(32)	(30)	(22)	(22)	(22)
Income (loss) from continuing operations, net of income tax	75	86	104	28	83	75	83
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	75	86	104	28	83	75	83
Less: Net income (loss) attributable to noncontrolling interests	17	(6)	(5)	3	2	17	2
Net income (loss) attributable to MetLife, Inc.	58	92	109	25	81	58	81
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$58	$92	$109	$25	$81	$58	$81

Total Operating Premiums, Fees and Other Revenues	$768	$725	$653	$678	$685	$768	$685

CORPORATE & OTHER STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	March 31, 2012	March 31, 2013

OPERATING REVENUES
Premiums	$14	$14	$15	$13	$26	$14	$26
Universal life and investment-type product policy fees	40	39	38	38	36	40	36
Net investment income	192	238	117	156	146	192	146
Other revenues	14	5	8	6	13	14	13
Total operating revenues	260	296	178	213	221	260	221

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	11	52	31	25	9	11	9
Interest credited to policyholder account balances	-	12	11	16	12	-	12
Capitalization of DAC	-	-	-	-	(4)	-	(4)
Amortization of DAC and VOBA	-	-	1	1	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	311	290	285	290	286	311	286
Other expenses	155	108	146	150	164	155	164
Total operating expenses	477	462	474	482	467	477	467

Operating earnings before provision for income tax	(217)	(166)	(296)	(269)	(246)	(217)	(246)
Provision for income tax expense (benefit)	(180)	(144)	(192)	(163)	(193)	(180)	(193)
Operating earnings	(37)	(22)	(104)	(106)	(53)	(37)	(53)
Preferred stock dividends	30	31	30	31	30	30	30
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(67)	$(53)	$(134)	$(137)	$(83)	$(67)	$(83)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$(37)	$(22)	$(104)	$(106)	$(53)	$(37)	$(53)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	21	(205)	(35)	(132)	58	21	58
Net derivative gains (losses)	(870)	227	(635)	(512)	99	(870)	99
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	197	178	63	52	40	197	40
Other revenues	140	(40)	13	13	(1)	140	(1)
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	(43)	(45)	(40)	(38)	(33)	(43)	(33)
Other expenses	(527)	(376)	(235)	(233)	(156)	(527)	(156)
Goodwill impairment	-	-	(176)	-	-	-	-
Provision for income tax (expense) benefit	374	95	309	311	(5)	374	(5)
Income (loss) from continuing operations, net of income tax	(745)	(188)	(840)	(645)	(51)	(745)	(51)
Income (loss) from discontinued operations, net of income tax	-	-	-	2	-	-	-
Net income (loss)	(745)	(188)	(840)	(643)	(51)	(745)	(51)
Less: Net income (loss) attributable to noncontrolling interests	-	3	(6)	4	-	-	-
Net income (loss) attributable to MetLife, Inc.	(745)	(191)	(834)	(647)	(51)	(745)	(51)
Less: Preferred stock dividends	30	31	30	31	30	30	30
Net income (loss) available to MetLife, Inc.’s common shareholders	$(775)	$(222)	$(864)	$(678)	$(81)	$(775)	$(81)

Total Operating Premiums, Fees and Other Revenues	$68	$58	$61	$57	$75	$68	$75

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Three Months Ended
Unaudited (In millions, except yields)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013
Fixed Maturity Securities
Yield (1)	4.96%	4.76%	4.85%	4.85%	4.83%
Investment income (2), (3), (4)	$3,840	$3,720	$3,833	$3,850	$3,833
Investment gains (losses) (3)	(136)	(19)	34	74	313
Ending carrying value (2), (3)	355,269	367,138	378,748	375,108	375,275
Mortgage Loans
Yield (1)	5.62%	5.44%	5.81%	5.71%	5.52%
Investment income (3), (4)	830	764	810	786	738
Investment gains (losses) (3)	36	13	-	8	12
Ending carrying value (3)	57,281	55,750	56,291	54,340	53,207
Real Estate and Real Estate Joint Ventures
Yield (1)	3.76%	8.75%	2.95%	3.10%	2.40%
Investment income (3)	80	185	64	72	60
Investment gains (losses) (3)	17	(12)	(15)	43	(20)
Ending carrying value	8,472	8,477	8,749	9,918	9,998
Policy Loans
Yield (1)	5.30%	5.27%	5.25%	5.19%	5.22%
Investment income	158	156	157	155	155
Ending carrying value	11,896	11,912	11,949	11,884	11,781
Equity Securities
Yield (1)	4.17%	5.24%	3.65%	5.36%	3.41%
Investment income	32	38	26	37	24
Investment gains (losses)	(9)	19	3	(9)	(27)
Ending carrying value	3,043	2,882	2,803	2,891	3,188
Other Limited Partnership Interests
Yield (1)	11.34%	16.07%	8.66%	15.01%	14.25%
Investment income	182	266	145	252	246
Investment gains (losses)	(2)	(9)	(7)	(18)	-
Ending carrying value	6,487	6,726	6,730	6,688	7,087
Cash and Short-term Investments
Yield (1)	0.69%	0.65%	0.66%	0.77%	0.89%
Investment income	32	34	34	43	45
Investment gains (losses)	-	-	3	3	39
Ending carrying value (3)	30,465	34,540	31,625	32,634	23,635
Other Invested Assets (1)
Investment income	132	197	140	126	179
Investment gains (losses) (3)	(25)	(10)	12	(134)	(32)
Ending carrying value	20,172	24,288	23,477	21,145	20,269
Total Investments
Investment income yield (1)	5.00%	5.05%	4.88%	4.93%	4.93%
Investment fees and expenses yield	(0.13)	(0.13)	(0.13)	(0.13)	(0.13)
Net Investment Income Yield (1), (3), (5)	4.87%	4.92%	4.75%	4.80%	4.80%
Investment income	$5,286	$5,360	$5,209	$5,321	$5,280
Investment fees and expenses	(140)	(139)	(140)	(135)	(143)
Net investment income including Divested businesses	5,146	5,221	5,069	5,186	5,137
Less: Net investment income from Divested businesses (5)	69	49	21	11	5
Net Investment Income (3)	$5,077	$5,172	$5,048	$5,175	$5,132
Ending Carrying Value (3)	$493,085	$511,713	$520,372	$514,608	$504,440
Investment portfolio gains (losses) including Divested businesses	$(119)	$(18)	$30	$(33)	$285
Less: Investment portfolio gains (losses) from Divested businesses (5)	96	(35)	(26)	2	-
Investment Portfolio Gains (Losses) (3), (5)	$(215)	$17	$56	$(35)	$285
Gross investment gains	$278	$255	$257	$359	$560
Gross investment losses	(335)	(182)	(127)	(170)	(196)
Writedowns	(158)	(56)	(74)	(224)	(79)
Investment Portfolio Gains (Losses) (3), (5)	(215)	17	56	(35)	285
Investment portfolio gains (losses) income tax (expense) benefit	70	(13)	(13)	33	(124)
Investment Portfolio Gains (Losses), Net of Income Tax	$(145)	$4	$43	$(2)	$161

Derivative Gains (Losses) including Divested businesses	$(2,064)	$1,984	$(824)	$(1,453)	$(763)
Less: Derivative gains (losses) from Divested businesses (5)	(5)	(2)	-	1	-
Derivative gains (losses) (3), (5)	(2,059)	1,986	(824)	(1,454)	(763)
Derivative gains (losses) income tax (expense) benefit	727	(699)	281	530	270
Derivative Gains (Losses), Net of Income Tax	$(1,332)	$1,287	$(543)	$(924)	$(493)

(1)      Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page 2 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities (“CSEs”), contractholder-directed unit-linked investments and securitized reverse residential mortgage loans. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)      Fixed maturity securities includes $818 million, $799 million, $743 million, $842 million and $981 million in ending carrying value, and $45 million, ($1) million, $24 million, $20 million and $21 million of investment income related to fair value option and trading securities at or for the three months ended March 31, 2012, June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013, respectively.

(3)      The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended March 31, 2012, June 30, 2012, September 30, 2012, December 31, 2012, and March 31, 2013, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $18,119 million, $17,459 million, $15,199 million, $15,465 million and $15,572 million; B) Ending carrying value excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $89 million, $70 million, $53 million, $41 million and $35 million, mortgage loans of $3,024 million, $2,932 million, $2,879 million, $2,666 million and $2,407 million and cash and short-term investments of $3 million, $21 million, $3 million, $10 million and $1 million; C) Mortgage loans ending carrying value excludes securitized reverse residential mortgage loans of $8,283 million, $259 million, $0, $0 and $0; D) Net investment income adjustments as presented on Page A-1 within the reconciliation to Net Income; E) Investment portfolio gains (losses) presented above and the GAAP adjustments as presented below; and F) Derivative gains (losses) presented above and GAAP adjustments as presented below:

	For the Three Months Ended
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013
Investment portfolio gains (losses) including Divested businesses - in above yield table	$(119)	$(18)	$30	$(33)	$285
Real estate discontinued operations	(21)	(4)	-	(44)	6
Net investment gains (losses) related to CSEs	(5)	4	15	11	8
Other gains (losses) reported in net investment gains (losses) on GAAP basis	35	(46)	(23)	(134)	15
Net investment gains (losses) - GAAP basis	$(110)	$(64)	$22	$(200)	$314

	For the Three Months Ended
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013
Derivative gains (losses) including Divested businesses - in above yield table	$(2,064)	$1,984	$(824)	$(1,453)	$(763)
Investment hedge adjustments	89	113	108	138	131
Settlement of foreign currency earnings hedges	(5)	(6)	(7)	(5)	-
PAB hedge adjustments	2	1	5	5	2
Net derivative gains (losses) - GAAP basis	$(1,978)	$2,092	$(718)	$(1,315)	$(630)

(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)      Yields are calculated including net investment income of certain Divested businesses and related carrying values. The net investment income adjustment on Page A-1 for all of the Divested businesses for the three months ended March 31, 2012, June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013, includes $85 million, $88 million, $4 million, $0 and $0, respectively, for securitized reverse residential mortgage loans that was excluded from the Mortgage Loans and total yield section presented above. See Page 2 for discussion of Divested businesses.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013
Fixed Maturity Securities
Yield (1)	4.96%	4.86%	4.86%	4.85%	4.83%
Investment income (2), (3), (4)	$3,840	$7,560	$11,393	$15,243	$3,833
Investment gains (losses) (3)	(136)	(155)	(121)	(47)	313
Ending carrying value (2), (3)	355,269	367,138	378,748	375,108	375,275
Mortgage Loans
Yield (1)	5.62%	5.53%	5.62%	5.64%	5.52%
Investment income (3), (4)	830	1,594	2,404	3,190	738
Investment gains (losses) (3)	36	49	49	57	12
Ending carrying value (3)	57,281	55,750	56,291	54,340	53,207
Real Estate and Real Estate Joint Ventures
Yield (1)	3.76%	6.25%	5.14%	4.59%	2.40%
Investment income (3)	80	265	329	401	60
Investment gains (losses) (3)	17	5	(10)	33	(20)
Ending carrying value	8,472	8,477	8,749	9,918	9,998
Policy Loans
Yield (1)	5.30%	5.28%	5.27%	5.25%	5.22%
Investment income	158	314	471	626	155
Ending carrying value	11,896	11,912	11,949	11,884	11,781
Equity Securities
Yield (1)	4.17%	4.69%	4.36%	4.60%	3.41%
Investment income	32	70	96	133	24
Investment gains (losses)	(9)	10	13	4	(27)
Ending carrying value	3,043	2,882	2,803	2,891	3,188
Other Limited Partnership Interests
Yield (1)	11.34%	13.74%	12.00%	12.76%	14.25%
Investment income	182	448	593	845	246
Investment gains (losses)	(2)	(11)	(18)	(36)	-
Ending carrying value	6,487	6,726	6,730	6,688	7,087
Cash and Short-term Investments
Yield (1)	0.69%	0.67%	0.67%	0.69%	0.89%
Investment income	32	66	100	143	45
Investment gains (losses)	-	-	3	6	39
Ending carrying value (3)	30,465	34,540	31,625	32,634	23,635
Other Invested Assets (1)
Investment income	132	329	469	595	179
Investment gains (losses) (3)	(25)	(35)	(23)	(157)	(32)
Ending carrying value	20,172	24,288	23,477	21,145	20,269
Total Investments
Investment income yield (1)	5.00%	5.03%	4.98%	4.96%	4.93%
Investment fees and expenses yield	(0.13)	(0.13)	(0.13)	(0.13)	(0.13)
Net Investment Income Yield (1), (3), (5)	4.87%	4.90%	4.85%	4.83%	4.80%
Investment income	$5,286	$10,646	$15,855	$21,176	$5,280
Investment fees and expenses	(140)	(279)	(419)	(554)	(143)
Net investment income including Divested businesses	5,146	10,367	15,436	20,622	5,137
Less: Net investment income from Divested businesses (5)	69	118	139	150	5
Net Investment Income (3)	$5,077	$10,249	$15,297	$20,472	$5,132
Ending Carrying Value (3)	$493,085	$511,713	$520,372	$514,608	$504,440
Investment portfolio gains (losses) including Divested businesses	$(119)	$(137)	$(107)	$(140)	$285
Less: Investment portfolio gains (losses) from Divested businesses (5)	96	61	35	37	-
Investment Portfolio Gains (Losses) (3), (5)	$(215)	$(198)	$(142)	$(177)	$285
Gross investment gains	$278	$533	$790	$1,149	$560
Gross investment losses	(335)	(517)	(644)	(814)	(196)
Writedowns	(158)	(214)	(288)	(512)	(79)
Investment Portfolio Gains (Losses) (3), (5)	(215)	(198)	(142)	(177)	285
Investment portfolio gains (losses) income tax (expense) benefit	70	57	44	77	(124)
Investment Portfolio Gains (Losses), Net of Income Tax	$(145)	$(141)	$(98)	$(100)	$161

Derivative Gains (Losses) including Divested businesses	$(2,064)	$(80)	$(904)	$(2,357)	$(763)
Less: Derivative gains (losses) from Divested businesses (5)	(5)	(7)	(7)	(6)	-
Derivative gains (losses) (3), (5)	(2,059)	(73)	(897)	(2,351)	(763)
Derivative gains (losses) income tax (expense) benefit	727	28	309	839	270
Derivative Gains (Losses), Net of Income Tax	$(1,332)	$(45)	$(588)	$(1,512)	$(493)

(1)      Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page 2 and as presented on Page A-1. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs, contractholder-directed unit-linked investments and securitized reverse residential mortgage loans. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)      Fixed maturity securities includes $818 million, $799 million, $743 million, $842 million and $981 million in ending carrying value, and $45 million, $44 million, $68 million, $88 million and $21 million of investment income related to fair value option and trading securities at or for the year-to-date period ended March 31, 2012, June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013, respectively.

(3)      The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended March 31, 2012, June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013, respectively: A) Fair value option and trading securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $18,119 million, $17,459 million, $15,199 million, $15,465 million and $15,572 million; B) Ending carrying value excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs: Fair value option and trading securities (included within fixed maturity securities above) of $89 million, $70 million, $53 million, $41 million and $35 million, mortgage loans of $3,024 million, $2,932 million, $2,879 million, $2,666 million and $2,407 million and cash and short-term investments of $3 million, $21 million, $3 million, $10 million and $1 million; C) Mortgage loans ending carrying value excludes securitized reverse residential mortgage loans of $8,283 million, $259 million, $0, $0 and $0; D) Net investment income adjustments as presented on Page A-1 within the reconciliation to Net Income; E) Investment portfolio gains (losses) presented above and the GAAP adjustments as presented below; and F) Derivative gains (losses) presented above and GAAP adjustments as presented below:

	For the Year-to-Date Period Ended
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013
Investment portfolio gains (losses) including Divested businesses - in above yield table	$(119)	$(137)	$(107)	$(140)	$285
Real estate discontinued operations	(21)	(25)	(25)	(69)	6
Net investment gains (losses) related to certain CSEs	(5)	(1)	14	25	8
Other gains (losses) reported in net investment gains (losses) on GAAP basis	35	(11)	(34)	(168)	15
Net investment gains (losses) - GAAP basis	$(110)	$(174)	$(152)	$(352)	$314

	For the Year-to-Date Period Ended
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013
Derivative gains (losses) including Divested businesses - in above yield table	$(2,064)	$(80)	$(904)	$(2,357)	$(763)
Investment hedge adjustments	89	202	310	448	131
Settlement of foreign currency earnings hedges	(5)	(11)	(18)	(23)	-
PAB hedge adjustments	2	3	8	13	2
Net derivative gains (losses) - GAAP basis	$(1,978)	$114	$(604)	$(1,919)	$(630)

(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)      Yields are calculated including net investment income of certain Divested businesses and related carrying values. The net investment income adjustment on Page A-1 for all of the Divested businesses for the year-to-date period ended March 31, 2012, June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013, includes $85 million, $173 million, $177 million, $177 million and $0, respectively, for securitized reverse residential mortgage loans that was excluded from the Mortgage Loans and total yield section presented above. See Page 2 for discussion of Divested businesses.

	INVESTMENTS GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)
		March 31, 2012		June 30, 2012		September 30, 2012		December 31, 2012		March 31, 2013
	Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

	Less than 20%	$1,963	52.6%	$1,813	52.1%	$1,157	51.6%	$1,000	57.2%	$1,155	73.8%
	20% or more for less than six months	258	6.9%	272	7.8%	111	5.0%	89	5.1%	46	2.9%
	20% or more for six months or greater	1,512	40.5%	1,397	40.1%	973	43.4%	659	37.7%	364	23.3%
	Total Gross Unrealized Losses	$3,733	100.0%	$3,482	100.0%	$2,241	100.0%	$1,748	100.0%	$1,565	100.0%

	Total Gross Unrealized Gains	$25,203		$30,950		$35,455		$35,144		$33,326

	GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE EQUITY SECURITIES AVAILABLE-FOR-SALE (1)
		March 31, 2012		June 30, 2012		September 30, 2012		December 31, 2012		March 31, 2013
	Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

	Less than 20%	$33	18.6%	$56	25.3%	$33	16.6%	$30	18.9%	$28	32.6%
	20% or more for less than six months	14	7.9%	19	8.6%	28	14.1%	10	6.3%	4	4.6%
	20% or more for six months or greater	130	73.5%	146	66.1%	138	69.3%	119	74.8%	54	62.8%
	Total Gross Unrealized Losses	$177	100.0%	$221	100.0%	$199	100.0%	$159	100.0%	$86	100.0%

	Total Gross Unrealized Gains	$158		$130		$164		$212		$376

(1)

MetLife, Inc.’s review of its fixed maturity securities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

INVESTMENTS SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION
Unaudited (In millions)		March 31, 2012		June 30, 2012		September 30, 2012		December 31, 2012		March 31, 2013
		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities		$105,273	29.7%	$110,373	30.1%	$113,942	30.1%	$114,126	30.5%	$113,006	30.2%
Foreign corporate securities		65,354	18.4%	63,345	17.3%	65,257	17.3%	67,184	18.0%	66,086	17.7%
Foreign government securities		55,338	15.6%	56,193	15.3%	57,405	15.2%	57,336	15.3%	55,435	14.8%
U.S. Treasury and agency securities		41,416	11.7%	47,841	13.1%	51,448	13.6%	47,967	12.8%	54,457	14.5%
Residential mortgage-backed securities		41,279	11.7%	41,064	11.2%	40,591	10.7%	37,479	10.0%	36,347	9.7%
Commercial mortgage-backed securities		18,732	5.3%	19,017	5.2%	19,440	5.1%	19,129	5.1%	17,897	4.8%
Asset-backed securities		13,143	3.7%	13,892	3.8%	15,005	4.0%	15,997	4.3%	16,114	4.3%
State and political subdivision securities		13,916	3.9%	14,614	4.0%	14,917	4.0%	15,048	4.0%	14,952	4.0%
Total fixed maturity securities available-for-sale		$354,451	100.0%	$366,339	100.0%	$378,005	100.0%	$374,266	100.0%	$374,294	100.0%

NAIC	RATING AGENCY
RATING	DESIGNATION
1	Aaa / Aa / A	$248,544	70.1%	$258,302	70.5%	$264,892	70.1%	$258,568	69.1%	$259,419	69.3%
2	Baa	80,882	22.8%	83,515	22.8%	87,930	23.3%	90,193	24.1%	89,202	23.8%
3	Ba	14,618	4.1%	14,848	4.1%	15,029	4.0%	14,434	3.8%	14,488	3.9%
4	B	9,051	2.6%	8,503	2.3%	8,881	2.3%	9,607	2.6%	9,557	2.6%
5	Caa and lower	1,334	0.4%	1,121	0.3%	1,207	0.3%	1,379	0.4%	1,548	0.4%
6	In or near default	22	0.0%	50	0.0%	66	0.0%	85	0.0%	80	0.0%
Total fixed maturity securities available-for-sale (1)		$354,451	100.0%	$366,339	100.0%	$378,005	100.0%	$374,266	100.0%	$374,294	100.0%

(1)    Amounts presented are based on rating agency designations and equivalent ratings of the National Association of Insurance Commissioners (“NAIC”), except as described below. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities), held by MetLife, Inc.’s insurance subsidiaries that maintain the NAIC statutory basis of accounting are based on ratings from revised NAIC rating methodologies. The NAIC’s present methodology is to evaluate structured securities held by insurers using the revised NAIC rating methodologies on an annual basis. If such insurance subsidiaries of MetLife, Inc. acquire structured securities that have not been previously evaluated by the NAIC, but are expected to be evaluated by the NAIC in the upcoming annual review, an internally developed rating is used until a final rating becomes available. These revised NAIC ratings may not correspond to the rating agency designations. The rating agency designations are based on availability of applicable ratings from those rating agencies on the NAIC credit rating provider list.

SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES

	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013
Unaudited (In millions)
Traditional (2), (3)	$ 6,954	$ 7,083	$ 7,338	$ 8,489	$ 8,595
Real estate joint ventures and funds	1,172	1,109	1,083	941	903
Subtotal	8,126	8,192	8,421	9,430	9,498
Foreclosed	346	285	328	488	500
Total Real Estate and Real Estate Joint Ventures	$ 8,472	$ 8,477	$ 8,749	$ 9,918	$ 9,998
(2) Includes wholly-owned real estate and operating real estate joint ventures. (3) Includes real estate held-for-sale and held-for-investment.

INVESTMENTS SUMMARY OF MORTGAGE LOANS (1), (2)
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013
Unaudited (In millions)

Commercial mortgage loans	$ 40,329	$41,035	$41,941	$40,472	$39,605
Agricultural mortgage loans	12,946	12,848	12,600	12,843	12,669
Residential mortgage loans	788	747	818	958	994
Mortgage loans held-for-sale	3,664	1,481	1,286	414	271
Total Mortgage Loans	57,727	56,111	56,645	54,687	53,539
Valuation allowances	(446)	(361)	(354)	(347)	(332)
Total Mortgage Loans, net	$ 57,281	$55,750	$56,291	$54,340	$53,207

(1)     Excludes the effects of securitized reverse residential mortgage loans which have been sold, but do not qualify for de-recognition. See Page 25, note 3 for the amount excluded for each period presented.

(2)     Excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs. See Page 25, note 3 for the amount excluded for each period presented.

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	March 31, 2012		June 30, 2012		September 30, 2012		December 31, 2012		March 31, 2013
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$8,015	19.9%	$7,973	19.4%	$8,189	19.5%	$7,932	19.6%	$7,718	19.5%
South Atlantic	8,968	22.2%	8,966	21.9%	8,430	20.1%	7,969	19.7%	7,655	19.3%
Middle Atlantic	6,288	15.6%	6,412	15.6%	7,014	16.7%	6,780	16.7%	6,970	17.6%
International	4,839	12.0%	4,955	12.1%	5,436	13.0%	5,567	13.8%	5,344	13.5%
West South Central	3,289	8.1%	3,492	8.5%	3,485	8.3%	3,436	8.5%	3,496	8.8%
East North Central	2,936	7.3%	3,110	7.6%	3,161	7.5%	3,026	7.5%	2,765	7.0%
New England	1,572	3.9%	1,553	3.8%	1,551	3.7%	1,489	3.7%	1,488	3.8%
Mountain	810	2.0%	992	2.4%	990	2.4%	906	2.2%	875	2.2%
East South Central	483	1.2%	460	1.1%	459	1.1%	457	1.1%	456	1.2%
West North Central	346	0.9%	338	0.8%	335	0.8%	288	0.7%	285	0.7%
Multi-Region and Other	2,783	6.9%	2,784	6.8%	2,891	6.9%	2,622	6.5%	2,553	6.4%
Total	$40,329	100.0%	$41,035	100.0%	$41,941	100.0%	$40,472	100.0%	$39,605	100.0%

Office	$18,320	45.4%	$18,502	45.1%	$18,899	45.1%	$18,012	44.5%	$18,259	46.1%
Retail	9,545	23.7%	9,669	23.6%	9,758	23.3%	9,445	23.3%	8,973	22.7%
Apartment	3,930	9.7%	4,303	10.5%	4,114	9.8%	3,944	9.8%	3,897	9.8%
Hotel	3,136	7.8%	3,181	7.7%	3,482	8.3%	3,355	8.3%	3,278	8.3%
Industrial	3,288	8.2%	3,224	7.9%	3,237	7.7%	3,159	7.8%	3,077	7.8%
Other	2,110	5.2%	2,156	5.2%	2,451	5.8%	2,557	6.3%	2,121	5.3%
Total	$40,329	100.0%	$41,035	100.0%	$41,941	100.0%	$40,472	100.0%	$39,605	100.0%

Appendix

APPENDIX METLIFE, INC. RECONCILIATION DETAIL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	March 31, 2012	March 31, 2013

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,494	$1,463	$1,447	$1,404	$1,665	$1,494	$1,665
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses) (1)	(110)	(64)	22	(200)	314	(110)	314
Net derivative gains (losses)	(1,978)	2,092	(718)	(1,315)	(630)	(1,978)	(630)
Premiums - Divested businesses	22	22	16	4	-	22	-
Universal life and investment-type product policy fees
Unearned revenue adjustments	(6)	20	(4)	5	(3)	(6)	(3)
GMIB fees	72	74	86	86	82	72	82
Divested businesses	3	4	1	3	1	3	1
Net investment income
Investment hedge adjustments	(89)	(113)	(108)	(138)	(131)	(89)	(131)
Income from discontinued real estate operations	-	(2)	-	(1)	(1)	-	(1)
Joint venture adjustments	-	-	-	-	-	-	-
Unit-linked contract income	1,015	(517)	512	463	1,039	1,015	1,039
Securitization entities income	43	42	40	38	33	43	33
Divested businesses	154	137	25	11	5	154	5
Other revenues
Settlement of foreign currency earnings hedges	5	6	7	5	-	5	-
Divested businesses	140	(39)	13	13	(1)	140	(1)
Policyholder benefits and claims and policyholder dividends
PDO adjustments	-	-	-	-	-	-	-
Inflation adjustments and pass through adjustments	(98)	(169)	(13)	(73)	(197)	(98)	(197)
GMIB costs	(388)	52	(278)	(563)	(401)	(388)	(401)
Market value adjustments	(7)	(2)	(1)	(3)	(2)	(7)	(2)
Divested businesses	(15)	(12)	(11)	(5)	(2)	(15)	(2)
Interest credited to policyholder account balances
PAB hedge adjustments	(2)	(1)	(5)	(5)	(2)	(2)	(2)
Unit-linked contract costs	(1,016)	509	(507)	(454)	(1,033)	(1,016)	(1,033)
Divested businesses	-	(5)	(1)	-	(1)	-	(1)
Capitalization of DAC - Divested businesses	2	2	1	-	-	2	-
Amortization of DAC and VOBA
Related to NIGL and NDGL	192	(257)	(14)	38	78	192	78
Related to GMIB fees and GMIB costs	113	(58)	57	(89)	114	113	114
Related to market value adjustments	-	-	-	-	-	-	-
Divested businesses	(1)	(2)	-	(1)	-	(1)	-
Amortization of negative VOBA
Related to market value adjustments	17	16	15	17	15	17	15
Divested businesses	1	1	-	-	-	1	-
Interest expense on debt
Securitization entities debt expense	(43)	(42)	(40)	(38)	(33)	(43)	(33)
Divested businesses	-	(3)	-	-	-	-	-
Other expenses
Noncontrolling interest	24	11	(13)	17	5	24	5
Regulatory implementation costs	(7)	(14)	(18)	(12)	(4)	(7)	(4)
Acquisition & integration costs (1)	(75)	(56)	(80)	(69)	(181)	(75)	(181)
Divested businesses	(467)	(340)	(152)	(180)	(128)	(467)	(128)
Goodwill impairment	-	-	(1,868)	-	-	-	-
Provision for income tax (expense) benefit (1), (2)	871	(455)	632	1,147	394	871	394
Income (loss) from continuing operations, net of income tax	(134)	2,300	(957)	105	995	(134)	995
Income (loss) from discontinued operations, net of income tax	14	3	-	31	(3)	14	(3)
Net income (loss)	(120)	2,303	(957)	136	992	(120)	992
Less: Net income (loss) attributable to noncontrolling interests	24	8	(3)	9	6	24	6
Net income (loss) attributable to MetLife, Inc.	(144)	2,295	(954)	127	986	(144)	986
Less: Preferred stock dividends	30	31	30	31	30	30	30
Net income (loss) available to MetLife, Inc.’s common shareholders	$(174)	$2,264	$(984)	$96	$956	$(174)	$956

(1)     For the three months ended March 31, 2013, a net investment gain of $11 million, an expense of $154 million and a tax benefit of $119 million related to a settlement of an acquisition tax contingency are included.

(2)     For the three months ended December 31, 2012, a deferred tax benefit of $324 million related to the conversion of the Japan branch to a subsidiary is included.

APPENDIX TOTAL PROPERTY & CASUALTY (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	March 31, 2012	March 31, 2013

OPERATING REVENUES
Premiums	$753	$761	$772	$783	$780	$753	$780
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	53	51	51	48	38	53	38
Other revenues	8	17	8	7	6	8	6
Total operating revenues	814	829	831	838	824	814	824

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	503	584	515	609	529	503	529
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(86)	(94)	(98)	(96)	(92)	(86)	(92)
Amortization of DAC and VOBA	87	87	90	94	93	87	93
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	191	205	203	205	208	191	208
Total operating expenses	695	782	710	812	738	695	738

Operating earnings before provision for income tax	119	47	121	26	86	119	86
Provision for income tax expense (benefit)	28	3	30	(5)	18	28	18
Operating earnings	91	44	91	31	68	91	68
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$91	$44	$91	$31	$68	$91	$68

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$91	$44	$91	$31	$68	$91	$68
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	1	11	5	5	4	1	4
Net derivative gains (losses)	1	(5)	2	4	(1)	1	(1)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(1)	(2)	(3)	(3)	(1)	(1)	(1)
Income (loss) from continuing operations, net of income tax	92	48	95	37	70	92	70
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	92	48	95	37	70	92	70
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	92	48	95	37	70	92	70
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$92	$48	$95	$37	$70	$92	$70

Total Operating Premiums, Fees and Other Revenues	$761	$778	$780	$790	$786	$761	$786

(1)     Represents the operating earnings of total property & casualty, which is a combination of retail property & casualty and group property & casualty. This does not represent a reported segment as defined by MetLife, Inc.

APPENDIX RETAIL PROPERTY & CASUALTY (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	March 31, 2012	March 31, 2013

OPERATING REVENUES
Premiums	$414	$417	$420	$429	$425	$414	$425
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	30	30	29	27	21	30	21
Other revenues	4	4	4	4	4	4	4
Total operating revenues	448	451	453	460	450	448	450

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	266	323	283	314	286	266	286
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(61)	(67)	(65)	(67)	(64)	(61)	(64)
Amortization of DAC and VOBA	64	62	63	65	65	64	65
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	110	122	119	120	116	110	116
Total operating expenses	379	440	400	432	403	379	403

Operating earnings before provision for income tax	69	11	53	28	47	69	47
Provision for income tax expense (benefit)	15	(2)	11	2	9	15	9
Operating earnings	54	13	42	26	38	54	38
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$54	$13	$42	$26	$38	$54	$38

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$54	$13	$42	$26	$38	$54	$38
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	1	6	3	2	2	1	2
Net derivative gains (losses)	1	(3)	1	2	(1)	1	(1)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(1)	(1)	(2)	(1)	-	(1)	-
Income (loss) from continuing operations, net of income tax	55	15	44	29	39	55	39
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	55	15	44	29	39	55	39
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	55	15	44	29	39	55	39
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$55	$15	$44	$29	$39	$55	$39

Total Operating Premiums, Fees and Other Revenues	$418	$421	$424	$433	$429	$418	$429
(1) Represents the operating earnings of retail property & casualty, as reported in the Retail segment.

APPENDIX GROUP PROPERTY & CASUALTY (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012	March 31, 2013	March 31, 2012	March 31, 2013

OPERATING REVENUES
Premiums	$339	$344	$352	$354	$355	$339	$355
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	23	21	22	21	17	23	17
Other revenues	4	13	4	3	2	4	2
Total operating revenues	366	378	378	378	374	366	374

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	237	261	232	295	243	237	243
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(25)	(27)	(33)	(29)	(28)	(25)	(28)
Amortization of DAC and VOBA	23	25	27	29	28	23	28
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	81	83	84	85	92	81	92
Total operating expenses	316	342	310	380	335	316	335

Operating earnings before provision for income tax	50	36	68	(2)	39	50	39
Provision for income tax expense (benefit)	13	5	19	(7)	9	13	9
Operating earnings	37	31	49	5	30	37	30
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$37	$31	$49	$5	$30	$37	$30

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$37	$31	$49	$5	$30	$37	$30
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	-	5	2	3	2	-	2
Net derivative gains (losses)	-	(2)	1	2	-	-	-
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	-	(1)	(1)	(2)	(1)	-	(1)
Income (loss) from continuing operations, net of income tax	37	33	51	8	31	37	31
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	37	33	51	8	31	37	31
Less: Net income (loss) attributable to noncontrolling interests	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	37	33	51	8	31	37	31
Less: Preferred stock dividends	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$37	$33	$51	$8	$31	$37	$31

Total Operating Premiums, Fees and Other Revenues	$343	$357	$356	$357	$357	$343	$357
(1) Represents the operating earnings of group property & casualty, as reported in the Group, Voluntary & Worksite Benefits and Latin America segments.